EXHIBIT 10.4

Execution Version

THIRD AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

        This Third Amendment to Fourth Amended and Restated Credit Agreement (this “Amendment”) dated as of August 28, 2002 (the “Amendment Effective Date”), is by and among MAGNUM HUNTER RESOURCES, INC., a Nevada corporation (the “Borrower”), each Bank (as defined in the Credit Agreement referred to below), DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly named Bankers Trust Company), individually, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”), as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”), and as letter of credit issuing bank (in such capacity, together with its successors in such capacity, the “Issuer”), CIBC INC., individually and as syndication agent (in such capacity together with its successors in such capacity, the “Syndication Agent”), and BNP PARIBAS, a French bank acting through its Houston Agency, individually and as documentation agent (in such capacity, together with its successors in such capacity, the “Documentation Agent”).

R E C I T A L S:

        WHEREAS, the Borrower, each Bank then a party, the Administrative Agent, the Collateral Agent, the Syndication Agent, the Documentation Agent (collectively, the “Agents”), and the Issuer have heretofore entered into that certain Fourth Amended and Restated Credit Agreement dated as of March 15, 2002, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement dated as of April 19, 2002, and by that certain Second Amendment to Fourth Amended and Restated Credit Agreement dated as of July 3, 2002 (the “Second Amendment”), and as otherwise amended from time to time prior to the Amendment Effective Date (the “Credit Agreement”), pursuant to which the Banks have agreed to make revolving credit loans available to the Borrower under the terms and provisions stated therein; and

        WHEREAS, Prize Energy Resources, L.P., a Delaware limited partnership (“Prize”), intends to enter into a certain Agreement of Limited Partnership of Teal Hunter, L.P. (the “Partnership Agreement”), between Prize, as general partner, and TIFD III-X, Inc., a Delaware corporation, as limited partner (“Limited Partner”), pursuant to which Prize and Limited Partner will form Teal Hunter, L.P., a Texas limited partnership (“Teal Hunter”); and

        WHEREAS, in exchange for Prize receiving its general partnership interest in Teal Hunter, Prize is required to contribute to Teal Hunter approximately $2,500,000 (but in no event more than $3,000,000); and

        WHEREAS, Prize and Magnum Hunter Production, Inc. (“Production”), as sellers, and Teal Hunter, as buyer, intend to enter into a certain Purchase and Sale Agreement on substantially the same terms described in that certain Letter Agreement dated July 23, 2002, between Borrower and General Electric Capital Services Structured Finance Group, Inc. (the “Purchase Agreement”), pursuant to which Teal Hunter will purchase from Prize and Production certain Oil and Gas Properties described in the attached Exhibit A (the “Teal Hunter Properties”) for cash of approximately $48,000,000 (but in no event less than $44,000,00); and

        WHEREAS, subject to the terms and conditions of this Amendment, the Banks, the Agents and the Issuer are willing to enter into this Amendment;

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        Section 1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement.

        Section 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)	From and after the Amendment Effective Date, the grid contained in the definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement shall be, and hereby is, amended and restated in its entirety to provide as set forth on the attached Annex I. For the avoidance of doubt, the parties acknowledge and agree that the redetermination of the Borrowing Base pursuant to Section 5(a) of this Amendment shall constitute the 2002 Mid-Year Redetermination as defined in the Second Amendment.

(b)	The definition of “Monetization Transaction” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to provide:

        “Monetization Transaction” means, collectively, the formation of Teal Hunter, L.P. pursuant to that certain Agreement of Limited Partnership of Teal Hunter, L.P. and the sale of certain Oil and Gas Properties pursuant to the terms of a certain Purchase and Sale Agreement among Prize Energy Resources, L.P. and Magnum Hunter Production, Inc., as sellers, to Teal Hunter, L.P., as buyer, all on substantially the same terms as described in that certain Letter Agreement dated July 23, 2002, between Borrower and General Electric Capital Services Structured Finance Group, Inc.

        Section 3. Waiver of Certain Credit Agreement Provisions. The Banks, the Agents and the Issuer hereby waive the following provisions of the Credit Agreement on the terms set forth below; provided, however, that the waiver of each such provision shall lapse and become null and void on September 30, 2002, unless the Monetization Transaction shall have been consummated on or prior to such date:

(a)	Section 7.2.9 of the Credit Agreement, which restricts the Borrower and any of its Restricted Subsidiaries from selling, leasing, assigning, transferring, or otherwise disposing of any of its assets having a fair market value in excess of $25,000, (except as expressly permitted by Section 7.2.9 of the Credit Agreement), is hereby waived insofar as, and only insofar as, Prize and Production shall be permitted to sell, assign, transfer and convey the Teal Hunter Properties to Teal Hunter pursuant to the terms of the Purchase Agreement, provided that concurrently with such sale, assignment, transfer and conveyance, Prize and Production shall have received cash proceeds of the sale, assignment, transfer and conveyance of the Teal Hunter Properties in an aggregate amount of approximately $48,000,000 (but in any event not less than $44,000,000) (less any purchase price adjustments under the terms of the Purchase Agreement), and provided further that the Borrower shall, or shall cause Prize and Production to, make a payment to the Administrative Agent on behalf of the Banks in accordance with Section 3.1(f) of the Credit Agreement as if the sale, assignment, transfer and conveyance of the Teal Hunter Properties were a permitted disposition of assets under Section 7.2.9 of the Credit Agreement; and

(b)	Section 7.2.5 of the Credit Agreement, which restricts the Borrower and any of its Restricted Subsidiaries from making, incurring, or assuming any Investment in any other Person (except as expressly permitted by Section 7.2.5 of the Credit Agreement), is hereby waived insofar as, and only insofar as, Prize shall be permitted to contribute approximately $2,500,000 (but in no event more than $3,000,000) to Teal Hunter pursuant to the terms of the Partnership Agreement in consideration of Prize’s receipt of a five percent (5%) general partnership interest in Teal Hunter; and

(c)	Section 7.2.10 of the Credit Agreement, which restricts the Borrower and any of its Restricted Subsidiaries from entering into, or causing, suffering or permitting to exist, any arrangement or contract with any Affiliate unless such arrangement or contract is fair and equitable to the Borrower or such Restricted Subsidiary, as the case may be, and is on terms no less favorable to the Borrower or such Restricted Subsidiary, as the case may be, than, and is otherwise, an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower or such Restricted Subsidiary with a Person which is not one of its Affiliates (except as expressly permitted by Section 7.2.10 of the Credit Agreement), is hereby waived insofar as, and only insofar as, Prize and Production shall be permitted to enter into, and consummate the transactions described in, the Purchase Agreement, subject to the terms and conditions set forth in the foregoing clause (a) of this Section 3.

The parties hereto acknowledge and agree that the sale, transfer and conveyance of the Teal Hunter Properties pursuant to the Purchase Agreement (as expressly permitted by the foregoing clause (a) of this Section 3) shall not reduce the remaining availability of the Borrower or its Restricted Subsidiaries to dispose of other assets in accordance with Section 7.2.9(d) of the Credit Agreement during the current fiscal year to the extent otherwise permitted by Section 7.2.9(d) after giving effect to the redetermination of the Borrowing Base pursuant to Section 5(b) of this Amendment.

        Section 4. Consent to Release Liens. By executing this Amendment, each of the Banks, the Agents and the Issuer hereby consents to the execution and delivery to the Borrower and/or Teal Hunter by the Collateral Agent of one or more releases of Liens held by the Collateral Agent for the benefit of the Banks, the Agents and the Issuer covering the Teal Hunter Properties.

        Section 5. Redetermination of Borrowing Base.

(a)	Upon the Amendment Effective Date, the Borrowing Base shall automatically reduce to $280,000,000, which Borrowing Base shall remain in effect until the Borrowing Base shall be redetermined in accordance with clause (b) of this Section 5 or Section 2.8 of the Credit Agreement; and

(b)	Concurrently with the consummation of the Monetization Transaction, the Borrowing Base shall automatically reduce to $250,000,000, which Borrowing Base shall remain in effect until the Borrowing Base shall be redetermined in accordance with Section 2.8 of the Credit Agreement.

        Section 6. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)	Executed Amendment. The Administrative Agent shall have received a counterpart of this Amendment duly executed by the Borrower, the Agents, the Issuer and each Bank, and duly acknowledged by each of the Guarantors.

(b)	Other Conditions. The Borrower shall have confirmed and acknowledged to the Agents, the Issuer and the Banks, and by its execution and delivery of this Amendment the Borrower does hereby confirm and acknowledge to the Administrative Agent and the Banks, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity; (iii) the representations and warranties by the Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof; and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

        Section 7. Delivery of Partnership Agreement and Purchase Agreement.

(a)	Not later than three (3) days after Prize has entered into the Partnership Agreement, the Borrower shall deliver to the Administrative Agent a copy of the Partnership Agreement certified by an Authorized Officer of the Borrower as being true and correct.

(b)	Not later than three (3) days after Prize and Production have entered into the Purchase Agreement, the Borrower shall deliver to the Administrative Agent a copy of the Purchase Agreement certified by an Authorized Officer of the Borrower as being true and correct.

        Section 8. Ratification of Credit Agreement. Except as expressly amended, modified or waived by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed in all respects and shall continue in full force and effect.

        Section 9. Expenses. The Borrower agrees to pay on demand all expenses set forth in Section 10.3 of the Credit Agreement.

        Section 10. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Agreement”, “this Note”, “this Mortgage”, “this Guaranty”, “this Pledge Agreement”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “the Guaranty”, “the Pledge Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, or the Mortgage, the Guaranty, the Pledge Agreement or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage, the Guaranty, the Pledge Agreement or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or the Banks under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; and (d) delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        Section 11. Severability. Any provisions of this Amendment held by court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

        Section 12. Applicable Law. THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT DELIVERED PURSUANT HERETO SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICT OF LAW, EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

        Section 13. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the Issuer, the Banks and the Borrower and their respective successors and assigns.

        Section 14. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        Section 15. NO ORAL AGREEMENTS. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE MATTERS HEREIN CONTAINED, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow]

EXECUTED as of the day and year first above written.

BORROWER: MAGNUM HUNTER RESOURCES, INC. By:/s/Chris Tong Name: Chris Tong Title: Senior Vice President Chief Financial Officer
AGENTS, BANKS AND ISSUER:

DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly named Bankers Trust Company), as Administrative Agent, Collateral Agent, Issuer and a Bank

By: ________________________
      Name:
      Title:

CIBC INC., as Syndication Agent and a Bank By: ________________________ Name: Title:

BNP PARIBAS, as Documentation Agent and a Bank By:_____________________ Name: Title: - and - By:_____________________ Name: Title:
FORTIS CAPITAL CORP., as a Bank By:_____________________ Name: Title: - and - By:_____________________ Name: Title:
BANK OF SCOTLAND, as a Bank By: ________________________ Name: Title:
BANK OF NOVA SCOTIA, as a Bank By: ________________________ Name: Title:

UNION BANK OF CALIFORNIA, N.A., as a Bank By: ________________________ Name: Title:
COMPASS BANK, as a Bank By: ________________________ Name: Title:
WELLS FARGO BANK TEXAS, NA, as a Bank By: ________________________ Name: Title:
COMERICA BANK - TEXAS, as a Bank By: __________________________ Name: Title:
WASHINGTON MUTUAL BANK, FA, as a Bank By: __________________________ Name: Title:

HIBERNIA NATIONAL BANK, as a Bank By: __________________________ Name: Title:
U.S. BANK NATIONAL ASSOCIATION, as a Bank By: __________________________ Name: Title:

      ACKNOWLEDGMENT BY GUARANTORS

        Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain Third Amendment to Fourth Amended and Restated Credit Agreement dated as of August 28, 2002 (the “Third Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Third Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Third Amendment.

        Executed to be effective as of August 28, 2002.

GUARANTORS:

HUNTER GAS GATHERING, INC.
GRUY PETROLEUM MANAGEMENT CO.
MAGNUM HUNTER PRODUCTION, INC.
CONMAG ENERGY CORPORATION
TRAPMAR PROPERTIES, INC.
PINTAIL ENERGY, INC.
PRIZE OPERATING COMPANY
PEC (DELAWARE), INC.
OKLAHOMA GAS PROCESSING, INC.

By: /s/Chris Tong
     Name:     Chris Tong
     Title:       Senior Vice President and
                     Chief Financial Officer

PRIZE ENERGY RESOURCES, L.P. By: Prize Operating Company, as its general partner By:_________________________ Name: Senior Vice President and Chief Financial Officer

Annex I

Borrowing Base Usage (BBU)	Base Rate Loans	LIBO Rate Loans	Letters of Credit
BBU < 25%	0.00%	1.25%	1.25%
25% <= BBU < 50%	0.25%	1.50%	1.50%
50 <= BBU < 75%	0.50%	1.75%	1.75%
75% <= BBU < 90%	0.75%	2.00%	2.00%
BBU => 90%	1.00%	2.25%	2.25%